UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  November 20, 2017
(Earliest Event Date requiring this Report: November 16, 2017)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 2.02.    Results of Operations and Financial Condition.

Capstone Companies, Inc., a Florida corporation, ("Company") held a webcast and conference call on Thursday, November 16, 2017, at 10:30 a.m., Eastern Standard Time, to report business and financial results for the fiscal quarter ended September 30, 2017. The conduct of the webcast and conference call was previously announced on Current Report on Form 8-K filed with the Commission on November 3, 2017, as amended by Current Report on Form 8-K/A (Amendment No. 1) filed with the Commission on November 8, 2017.

A copy of the transcript for the webcast and conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K/A (Amendment No. 2).

Item 7.01.    Regulation FD Disclosure

As discussed above in Item 2.02, the transcript for the November 16, 2017 webcast and conference call is attached to this Current Report on Form 8-K/A (Amendment No. 2).

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.2 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly stated otherwise by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.2	Transcript of November 16, 2017 Webcast and Conference Call by Capstone Companies, Inc. for business and financial results for the fiscal period ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ James McClinton
James McClinton, Chief Financial Officer
Dated: November 20, 2017